INTERIM CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2026	Mar. 31, 2025	Dec. 31, 2025	Dec. 31, 2024
Operating expenses:
Research and development, net	$ 762	$ 1,304	$ 4,175	$ 4,651
General and administrative	1,284	1,785	5,778	7,042
Operating loss	(2,046)	(3,089)	(9,953)	(11,693)
Financial income (expense), net	(81)	46	(533)	(77)
Change in fair value of warrant liability		179	179	147
Net loss	$ (2,127)	$ (2,864)	$ (10,307)	$ (11,623)
Basic net loss per share (in dollars per share)	$ (0.19)	$ (0.45)	$ (1.11)	$ (2.31)
Diluted net loss per share (in dollars per share)	$ (0.19)	$ (0.45)	$ (1.11)	$ (2.31)
Weighted average number of shares outstanding used in computing basic net loss per share (in shares)	11,034,775	6,342,002	9,268,976	5,021,798
Weighted average number of shares outstanding used in computing diluted net loss per share (in shares)	11,034,775	6,342,002	9,268,976	5,021,798